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                                                                  EXHIBIT 10.17

                FIRST AMENDMENT TO BACK-END PROCESSING AGREEMENT

         This First Amendment To Back-end Processing Agreement (the "Amendment") is made this 2nd day of September, 1999, by and between The BigStore.com, Inc. a Delaware corporation (the "Company"), and Biomerica, Inc., a Delaware corporation ("Biomerica"), with reference to the following facts:

         WHEREAS, Company and Biomerica are parties to that certain Back-end Processing Agreement dated as of June 11, 1999 (the "Back-end Agreement"); and

         WHEREAS, Company and Biomerica desire to amend the Back-end Agreement as provided herein.

         NOW, THEREFORE, the parties hereto agree as follows:

1. Section 4 of the Back-end Agreement is deleted in its entirety and replaced by the following:

         "4. COMPENSATION. As compensation for the Back-end Processing Services to be rendered by the Company under this Agreement and the Assignment, Biomerica shall issue to the Company a common stock warrant to purchase 410,000 shares of Biomerica's restricted common stock with an exercise price equal to $5.00 per share. The Company's right to exercise the warrant shall vest pro rata over a period of three (3) years with one-third of the shares vesting on the first, second and third anniversaries of the date of grant (e.g., June 11, 1999); provided, however, that it shall fully vest immediately prior to a public offering of the Company's common stock. The warrant shall have a exercise period of five (5) years commencing on the date that the Company shall begin providing the Back-end Processing Services to Biomerica. (A form of the Warrant is attached hereto as Exhibit A)."

2. Except as expressly provided herein, this Amendment shall not alter, amend, or otherwise modify the terms and provisions of the Back-end Agreement.

3. The parties hereto may execute this Amendment simultaneously, in any number of counterparts or by annexing signature pages hereto, or on facsimile copies, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

4. Upon execution of this Amendment and the delivery of the Warrant attached hereto as Exhibit A, the Company shall return to Biomerica for cancellation the Warrant dated June 11, 1999.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


The BigStore.com, Inc.                          Biomerica, Inc.


By:                                             By:
       -----------------------                        -------------------------
Name:                                           Name:
       -----------------------                        -------------------------
Title:                                          Title:
       -----------------------                        -------------------------






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                                    EXHIBIT A

                                WARRANT AGREEMENT

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THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                                 BIOMERICA, INC.

                          COMMON STOCK PURCHASE WARRANT

         1. Issuance; Certain Definitions. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by BIOMERICA, INC., a Delaware corporation (the "Company"), THE BIGSTORE.COM, INC. or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., California time, on June 10, 2004, Four Hundred Ten Thousand (410,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.08 per share (the "Common Stock") at an initial exercise price per share (the "Exercise Price") of $5.00 per share, subject to further adjustment as set forth in Section 6 hereof. This Warrant is being issued to the Holder in consideration for the services to be rendered by the Holder to the Company pursuant to the terms of that certain Back-end Processing Agreement dated June 11, 1999, as amended by that certain First Amendment to Back-end Processing Agreement of even date herewith. The effective date of the grant of this Warrant is June 11, 1999.

         2. Exercise of Warrants. The Holder's right to exercise this Warrant shall vest in equal increments at the first, second and third anniversaries of the date of issuance of this Warrant; provided, however, that the Holder's right to exercise the Warrant shall fully vest immediately prior to a public offering of the Company's common stock. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. The only condition to vesting of the Holder's right to exercise this Warrant shall be the passage of time and Holder's right to exercise the Option shall not be terminated for any reason, including (without limitation) by reason of death, disability, incapacity or termination of employment. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market for the five (5) trading days preceding the Company's receipt of the Notice of Exercise Form duly executed, multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant Certificate. UPON EXERCISE OF THE WARRANT AND ISSUANCE OF THE UNDERLYING SHARES OF COMMON STOCK, THE HOLDER AND/OR ANY AFFILIATE (AS DEFINED BY THE SECURITIES AND



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EXCHANGE ACT OF 1934) TO WHOM SOME OR ALL OF THE WARRANT SHALL HAVE BEEN
TRANSFERRED OR ASSIGNED SHALL GRANT TO ZACKARY IRANI, IN ANY CAPACITY, CURRENTLY AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY, AN IRREVOCABLE PROXY TO VOTE THE SHARES OF COMMON STOCK UNDERLYING THE WARRANT, WHICH PROXY SHALL EXPIRE FIVE (5) YEARS FROM THE DATE OF GRANT.

         3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

         4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

         5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         6. Protection Against Dilution.

                  6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

                  6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

                  6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes



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securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

                  (a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

                  (b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

For the purposes of this Section 6.3, the "Average Market Price of the Common Stock" shall mean, for the relevant period, (x) the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

                  6.4 No Adjustment for Dividends. Except as provided in Section
6.2 hereof, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of a Warrant or upon the conversion of a Warrant.

         7. Transfer to Comply with the Securities Act; Registration Rights.

                  (a) This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend


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on the face thereof, in form and substance satisfactory to counsel for the
Company, setting forth the restrictions on transfer contained in this Section.

                  (b) The Company hereby grants to the Holder piggyback registration rights with respect to the Warrant Shares. In the event the Company is filing a Registration Statement for itself or on behalf of any of its shareholders, the Company shall notify the Holder in writing reasonably in advance of such filing (but at least five business days) and give the Holder the opportunity to include all or any party of the Warrant Shares (whether or not previously issued), to the extent permissible under the Act or any regulation promulgated thereunder. Upon the Holder's notification that the Holder desires to have all or any portion of the Warrant Shares included in such registration, the Company shall, at no cost or expense to the Holder, include or cause to be included in such registration statement the Warrant Shares so identified by the Holder. Notwithstanding any other provision of this Section 7(b), in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit, or exclude, the number of shares (including those of Holder) to be included in such Piggyback Registration. If limited, Holder's shares will be registered pro rata with any other holders of Common Stock or Common Stock equivalents having Registration Rights.

         8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

                  (i)      if to the Company, to:

                           Biomerica, Inc.
                           1533 Monrovia Avenue
                           Newport Beach, California 92663
                           Attn: Zackary S. Irani, President
                           Facsimile: (949) 722-6674

                  (ii)     if to the Holder, to:

                           The BigStore.com, Inc.
                           3388 Via Lido
                           Newport Beach, California 92660
                           Attn: Chief Executive Officer
                           Facsimile: (949) 675-5287

Any party may be notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.



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         9. Supplements and Amendments; Whole Agreement. This Warrant may be
amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant of even date herewith contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

         10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the ____ day of July, 1999.

                                             Biomerica, Inc.


                                             By:
                                                    ----------------------------
                                             Name:  Zackary S. Irani
                                             Its:   President

Attest:


------------------------------------------

Name:
        ----------------------------------
Title:
        ----------------------------------






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                          NOTICE OF EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of July ___, 1999, to purchase shares of the Common Stock, par value $0.08 per share, of BIOMERICA, INC., and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

         Please deliver the stock certificate to:







Dated:
       ------------------------------


[Name of Holder]


By:



         CASH:    $
                    ----------------------------


         CASHLESS EXERCISE






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